PERFORMANCE FUNDS TRUST
(the “Trust”)
Supplement dated December 28, 2007
to the Class A and B Shares Prospectus (“Prospectus”) and Statement of Additional
Information (“SAI”) dated October 1, 2007
     This Supplement supersedes any information to the contrary within the Class A and B Shares Prospectus and SAI.
     On November 16, 2007, the Trust’s Board of Trustees approved a change in the Class B shares Exchange Privilege.
     Effective February 29, 2008 Class B shares of the Money Market Fund will no longer be available for exchange of Class B shares of non Money Market Performance Funds. Effective February 29, 2008, Class B shares of non Money Market Performance Funds may be exchanged for the Money Market Fund’s Class A shares, without imposition of the applicable contingent deferred sales charge (“CDSC”) set forth in the Prospectus. However, such shares exchanged for the Money Market Fund’s Class A shares will be subject to the Class B shares’ CDSC if the Class A shares are redeemed within less than 7 years after the original purchase of the shareholder’s Class B shares in accordance with the CDSC schedule set forth in the Prospectus. In addition, during the time that such Class B shares are held in the Money Market Fund’s Class A shares, they will be subject to a 12b-1 distribution and service fee of 0.25% rather than 1.00%. Further, an initial Class B shareholder now residing in the Money Market Fund’s Class A shares will be subject to the Class B shares’ CDSC if they exchange such Money Market Fund Class A shares for Class A shares of another Performance Fund and later redeem said A shares of the non Money Market Performance Fund within less than 7 years after the original purchase of the shareholder’s Class B shares in accordance with the CDSC schedule set forth in the Prospectus. Should an initial Class B shareholder residing in the Money Market Fund’s Class A shares wish to exchange their Class A shares for Class B shares of another Performance Fund, their investment in the new Class B shares would be subject to the 1% 12b-1 distribution and service fee. No transaction fees are charged for exchanges. For the period December 31, 2007 through February 29, 2008, the Money Market Fund’s Class B shareholders may redeem their shares without imposition of the CDSC (any CDSC assessable on such shares will be paid by Trustmark Investment Advisors, Inc.). Effective February 29, 2008 Class B Shares of the Money Market Fund will be closed to new investors.
     Please note that shareholders must meet the minimum investment requirements for the Performance Fund into which you are exchanging. Exchanges from one Fund to another are taxable. For additional information on exchanging your shares, please refer to your Prospectus.